                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY

   OFFER TO EXCHANGE EACH OUTSTANDING COMMON SHARE (INCLUDING THE ASSOCIATED
                       PREFERENCE SHARE PURCHASE RIGHTS)

                                      OF

                                  ADT LIMITED

                                      FOR

                         $10.00 NET PER SHARE IN CASH

                                      AND

                            $12.50 OF COMMON STOCK
                            (SUBJECT TO ADJUSTMENT)

                                      OF

                            WESTERN RESOURCES, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  As set forth in "The Offer--Procedure for Tendering" in the Prospectus, dated March 14, 1997 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for common shares, par value $0.10 per share (the "Shares"), of ADT Limited, a company incorporated under the laws of Bermuda ("ADT"), including the associated preference share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of November 6, 1996, as amended, between ADT and Citibank, N.A., New York branch, as Rights Agent, are not immediately available, if the certificates and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus), or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer--Procedure for Tendering" in the Prospectus.

                     The Exchange Agent for the Offer is:

                       HARRIS TRUST COMPANY OF NEW YORK

         By Hand             By Overnight Courier              By Mail

 Receive Window 77 Water
  Street, 5th Floor New
     York, NY 10005
                 77 Water Street, 4th Floor New York NY 10005
                                                      Wall Street Station P.O.
                                                        Box 1023 New York, NY
                                                             10268-1023




       By Facsimile Transmission                  Telephone Number

   (for Eligible Institutions only)

                                         For information call collect (212)
            (212) 701-7636                            701-7618
            (212) 701-7640
         Confirm by telephone
            (212) 701-7618


                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH GUARANTEE SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to Western Resources, Inc., a Kansas corporation, upon the terms and subject to the conditions set forth in the Prospectus, dated March 14, 1997 and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares (and associated Rights, if applicable) shown in the box below pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus.

             Shares
             Rights

CERTIFICATE NOS. FOR SHARES (IF             NAME(S) OF RECORD HOLDER(S)
AVAILABLE) __________________________       ___________________________________


_____________________________________       ___________________________________
CERTIFICATE NOS. FOR RIGHTS (IF                   (PLEASE TYPE OR PRINT)
AVAILABLE) __________________________

                                            ADDRESS(ES) _______________________


_____________________________________
                                            ___________________________________
                                                                     (ZIP CODE)
CHECK ONE BOX IF SHARES AND RIGHTS          AREA CODE AND TEL. NO(S). _________
WILL BE TENDERED BY BOOK-ENTRY
TRANSFER:

                                            ___________________________________


[_] THE DEPOSITORY TRUST COMPANY            SIGNATURE(S) ______________________

[_] PHILADELPHIA DEPOSITORY TRUST           ___________________________________
COMPANY


                                            DATED ______________________ , 1997
ACCOUNT NUMBER ______________________

                    THE GUARANTEE BELOW MUST BE COMPLETED.
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) has (have) a "net long position" in the Shares (and Rights, if applicable) tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Shares (and Rights, if applicable) tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares (and Rights, if applicable) into the Exchange Agent's accounts at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three (3) New York Stock Exchange, Inc. trading days of the date hereof.

NAME OF FIRM ________________________       ___________________________________
                                                  (AUTHORIZED SIGNATURE)


ADDRESS _____________________________
                                            TITLE _____________________________


_____________________________________
                           (ZIP CODE)       NAME ______________________________
                                                  (PLEASE TYPE OR PRINT)


AREA CODE AND TEL. NO. ______________
                                            DATED          , 1997

NOTE: DO NOT SEND CERTIFICATES FOR SHARES (AND RIGHTS, IF APPLICABLE) WITH
       THIS NOTICE. SHARE CERTIFICATES (AND RIGHTS CERTIFICATES, IF APPLICABLE) SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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